Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
Goodwill

Goodwill was recorded in connection with the Company's acquisition of Collier Jennings Financial Corporation in July 2006. The goodwill balance of $1.2 million remained unchanged at December 31, 2016 and 2015.

In accordance with accounting guidance, the Company evaluates its goodwill on an annual basis. The evaluations were performed as of September 30, 2016 and September 30, 2015 for the years ended December 31, 2016 and 2015, respectively. At the time of the evaluations the Company determined that no impairment existed. Therefore, there was no write-down of goodwill for the years ended December 31, 2016 and 2015.